Exhibit 99.1

Asta Funding, Inc. Announces Receipt of Nasdaq Non-Compliance Letter

Englewood Cliffs, NJ (May 18, 2018) — Asta Funding, Inc. (NASDAQ: ASFI) (“Asta” or the “Company”) announced today that on May 16, 2018, it received an Additional Delinquency Letter (the “Letter”) from Nasdaq (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) because the Company has not timely filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 (the “Second Quarter Form 10-Q”).

Previously, Nasdaq had granted the Company an exception until July 16, 2018 to file its delinquent Annual Report on Form 10-K for the fiscal year ended September 30, 2017 (the “Form 10-K”) and Quarterly Report on Form 10-Q for the quarter ended December 31, 2017 (the “First Quarter Form 10-Q” and, together with the Second Quarter Form 10-Q and the Form 10-K, the “Periodic Reports”). As a result, any additional Nasdaq exception to allow the Company to regain compliance with all delinquent filings will be limited to a maximum of 180 calendar days from the due date of the delinquent filing with respect to the Form 10-K, or July 16, 2018.

In the Letter, Nasdaq indicated that the Company has until May 31, 2018 to submit an update to its original plan to regain compliance with respect to the filing requirement, which update should include the Company’s plans to file the Second Quarter Form 10-Q, and indicate the progress the Company has made towards implementing the plan submitted in connection with its delinquent Form 10-K.

The Company has submitted an update to its original compliance plan as requested by Nasdaq in the Letter, and anticipates that it will fully regain compliance with the Nasdaq continued listing requirements upon the filing of its Periodic Reports, each of which the Company will file as soon as reasonably practicable.

About Asta Funding, Inc.

Asta Funding, Inc. (NASDAQ:ASFI), headquartered in Englewood Cliffs, New Jersey, is a diversified financial services company that assists consumers and serves investors through the strategic management of three complementary business segments: Personal Injury Claims, Consumer Debt and Disability Advocacy. Founded in 1994 as a sub-prime auto lender, Asta now manages business units that include funding of personal injury claims through its wholly owned subsidiary, Simia Capital, LLC; acquiring and managing international distressed consumer receivables through its wholly owned subsidiary, Palisades Acquisitions LLC; and benefits advocacy through its wholly owned subsidiary, GAR Disability Advocates, LLC. For additional information, please visit our website at http://www.astafunding.com.

Cautionary Note Regarding Forward-Looking Statements

All statements in this news release other than statements of historical facts, including without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues, projected costs, and plans and objectives of management for future operations, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof, or any variation thereon, or similar terminology or expressions. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Important factors which could materially affect our results and our future performance include, without limitation, our ability to purchase defaulted consumer receivables at appropriate prices, changes in government regulations that affect our ability to collect sufficient amounts on our defaulted consumer receivables, our ability to employ and retain qualified employees, changes in the credit or capital markets, changes in interest rates, deterioration in economic conditions, negative press regarding the debt collection industry which may have a negative impact on a debtor’s willingness to pay the debt we acquire, and statements of assumption underlying any of the foregoing, as well as other factors set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2016, and other filings with the U.S. Securities and Exchange Commission (the “SEC”). All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Except as required by law, we assume no duty to update or revise any forward-looking statements.